RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2023
Related Party [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS:
Key management personnel compensation:
Key management personnel includes those individuals that have authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly, and is comprised of the members of the executive management team and the Board of Directors. The amount for compensation expense recognized in net earnings for key management personnel, was as follows:

	2023	2022

Short-term employee benefits	$5,950	$7,894
Post-employment benefits	199	181
Termination benefits(1)	4,431	—
Share-based payments	18,376	24,826
	$28,956	$32,901
(1) As a result of the termination of the employment of Mr. Glenn J. Chamandy as President and Chief Executive Officer (CEO) and Director of the Company, the Company recognized a net charge of $4.4 million during the fourth quarter of fiscal 2023.

The amounts included in accounts payable and accrued liabilities for share-based compensation awards to key management personnel were as follows:

	December 31, 2023	January 1, 2023

DSUs	$13,576	$10,560

Other:
During fiscal 2023, the Company incurred expenses for aircraft and other services of $1.6 million (2022 - $1.9 million), with companies controlled by the former President and Chief Executive Officer of the Company. The payments made are in accordance with the terms of the agreement established and agreed to by the related parties. As at December 31, 2023, the amount in accounts payable and accrued liabilities related to the airplane usage and other services was $0.3 million (January 1, 2023 - $0.1 million).